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                                                                   EXHIBIT 10(u)

                                    GUARANTY

         This Guaranty is made and entered into by the undersigned, and by each of them if more than one (the "Guarantor"), for the benefit of CoreStates Bank, N.A.*, a national banking association (the "Bank").

         1. Obligor. The "Obligor" means the following person or entity, and if more than one, any or all of the following persons or entities:

                          NUCLEAR RESEARCH CORPORATION

         2. Obligations. The "Obligations" means all existing and hereafter incurred or arising indebtedness, obligations and liabilities of the Obligor to the Bank, whether absolute or contingent, direct or indirect and out of whatever transactions arising, and includes without limitation, all matured and unmatured indebtedness, obligations and liabilities of the Obligor under or in connection with existing and future loans and advances evidenced by promissory notes or otherwise, letters of credit, acceptances, all other extensions of credit, repurchase agreements, security agreements, mortgages, overdrafts, foreign exchange contracts and all other contracts for payment or performance, indemnities, and all indebtedness, obligations and liabilities under any guaranty or surety agreement, or as co-maker or co-obligor with any person for any of the foregoing, including without limitation all interest, expenses, costs (including collection costs) and fees (including reasonable attorney's fees and prepayment fees) incurred, arising or accruing (whether prior or subsequent to the filing of any bankruptcy petition by or against any Obligor) under or in connection with any of the foregoing. If the term "Obligor" includes more than one person or entity, the Obligations shall include all Obligations of any one or more of such persons or entities, whether such Obligations are individual, joint, several or joint and several.

         3. Unconditional Guaranty. In consideration of any existing Obligations and any Obligations which may hereafter arise or be incurred, each Guarantor, intending to be legally bound, absolutely and unconditionally (and jointly and severally if more than one),guaranties to Bank the payment, performance and satisfaction when due (whether by stated maturity, demand, acceleration or otherwise) of all Obligations**. The obligations of the Guarantor hereunder shall continue in full force and effect irrespective of the validity, legality or enforceability of any agreements, notes or documents pursuant to which any of the Obligations arise, or the existence,

--------

         *Corestates Bank, N.A. also conducts business as Philadelphia National Bank, as CoreStates First Pennsylvania Bank and as CoreStates Hamilton Bank.

         **As set forth on the Rider attached to this Guaranty.

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value or condition of any collateral for any of the Obligations, or of any other guaranty of the Obligations, or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

         4. Cost of Enforcement. Each Guarantor agrees (jointly and severally if more than one) to pay Bank all costs and expenses (including reasonable attorneys' fees) at any time incurred by Bank in the enforcement of this Guaranty against any Guarantor.

         5. Payment by Guarantor. Payment by each Guarantor is due upon demand by Bank and is payable in immediately available funds in lawful money of the United States of America**.

         6. Continuing Guaranty. This Guaranty shall continue in full force and effect with respect to each Guarantor and may not be revoked until all existing Obligations and all Obligations hereafter incurred or arising* have been paid, performed and satisfied in full.

         7. Waivers and Consents By Guarantor. Each Guarantor unconditionally consents to, and waives as a defense to liability hereunder, each of the following: (a) any waiver, inaction, delay or lack of diligence by Bank in enforcing its rights against any Obligor or in any property, or the unenforceability of any such rights, including any failure to perfect, protect or preserve any lien or security interest which may be intended directly or indirectly to secure any of the Obligations, and the absence of notice thereof to any Guarantor, (b) the absence of any notice of the incurrence or existence of any Obligation, (c) any action, and the absence of notice thereof to any Guarantor, taken by Bank or any Obligor with respect to any of the Obligations, including any release, subordination or substitution of any collateral or release, termination, compromise, modification or amendment of any instrument executed by or applicable to any Obligor or of any claim, right or remedy against any Obligor or any property, (d) any impairment of Guarantor's right to reimbursement by way of subrogation, indemnification or contribution, (e) any other action taken or omitted by Bank in good faith with respect to the Obligations, (f) the absence or inadequacy of any formalities of every kind in connection with enforcement of the Obligations, including presentment, demand, notice and protest, and (g) the waiver of any rights of Bank under or any action taken or omitted by Bank with respect to any other guaranty of the Obligations.

         8. Other Agreements By Guarantor. Each Guarantor agrees that there shall be no requirement that Bank document its acceptance of this Guaranty, evidence its reliance thereon. or that Bank take any action against any person or any property prior to taking action against any Guarantor. Each Guarantor further agrees that Bank's rights and remedies hereunder shall not be impaired or subject to any stay, suspension or other delay as a result of Obligor's insolvency or as a result of any proceeding applicable to Obligor or Obligor's property under any bankruptcy

--------
         **As set forth in the Rider attached to this Guaranty.

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or insolvency law. Each Guarantor also agrees that payments and other reductions on the Obligations may be applied to such of the Obligations and in such order as Bank may elect.

         9. Subrogation and Similar Rights. No Guarantor will exercise any rights with respect to Bank or any Obligor related to or acquired in connection with or as a result of its making of this Guaranty which it may acquire by way of subrogation, indemnification or contribution, by reason of payment made by it hereunder or otherwise, until after the date on which all of the Obligations shall have been satisfied in full. Until such time, any such rights against the Obligor shall be fully subordinate in lien and payment to any claim in connection with the Obligations which Bank now or hereafter has against the Obligor. If any amount shall be paid to any Guarantor on account of such subrogation, indemnification or contribution at any time when all of the Obligations and all other expenses guaranteed pursuant hereto shall not have been paid in full, such amount shall be held in trust for the benefit of Bank, shall be segregated from the other funds of Guarantor and shall forthwith be paid over to Bank to be applied in whole or in part by Bank against the Obligations, whether matured or unmatured, in such order as the Bank shall determine in its sole discretion. If Guarantor shall make payment to the Bank of all or any portion of the Obligations and all of the Obligations shall be paid in full. Guarantor's right of subrogation shall be without recourse to and without any implied warranties by Bank and shall remain fully subject and subordinate to Bank's right to collect any other amounts which may thereafter become due to the Bank by the Obligor in connection with the Obligations.

         10. Reinstatement of Liability. If any claim is made upon the Bank for repayment or recovery or any amount or amounts received by Bank in payment or on account of any Obligations and Bank repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over the Bank or any of its property, or (b) any settlement or compromise in good faith with any such claimant (including Obligor), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantor, notwithstanding any termination hereof or the cancellation of any note or other instrument evidencing any Obligation, and each Guarantor shall remain liable to the Bank hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Bank.

         11. Security Interest. Each Guarantor hereby assigns to the Bank and grants to the Bank a security interest in any balance or assets in any deposit or other account of such Guarantor in or with the Bank whenever and so long as any of the Obligations shall be outstanding and unpaid and agrees that the security interest hereby granted shall be independent of the right of setoff.

         12. Financial Information on Guarantor. Each Guarantor hereby agrees to provide the Bank with such information on the business affairs and financial condition of such Guarantor as the Bank from time to time may reasonably request and to notify the Bank of any change in the address of such Guarantor. In the event that such Guarantor fails to comply with a request for

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information as herein agreed, within ten (10) days after receipt of the request, such Guarantor upon demand by the Bank agrees to purchase from the Bank without representation, warranty or recourse the Obligations and to pay therefor the unpaid principal amount of all such Obligations, including interest thereon to the date of purchase.

         13. Effect of Other Agreements. The provisions of this Guaranty are cumulative and concurrent with Bank's rights and remedies against Guarantor under any existing or future agreement pertaining or evidencing any of the Obligations. No such additional agreement shall be deemed a modification or waiver hereof unless expressly so agreed by Bank in writing. If Bank holds any other guaranty or surety agreement applicable to any of the Obligations, the liability of each Guarantor hereunder shall be joint and several with each party obligated on such other guaranty or surety agreement, unless otherwise agreed by Bank in writing.

         14. Confession of Judgment; Warrant of Attorney. Each Guarantor irrevocably authorizes and empowers any attorney or any clerk of court of record, upon the occurrence of a default or an Event of Default under or in connection with any of the Obligations, or at any time thereafter, to appear for and confess judgment against such Guarantor for the full amount of such Guarantor's liability under paragraph 3 hereof, with or without declaration, with costs of suit and release of errors, without stay of execution and with an amount not to exceed the greater of five percent (5%) of the principal amount of such judgment or $5,000 added for collection fees. If a copy of this Guaranty, verified by affidavit by or on behalf of Bank, shall have been filed in such action, it shall not be necessary to file the original of this Guaranty. The authority granted hereby shall not be exhausted by the initial exercise thereof and may be exercised by Bank from time to time. There shall be excluded from the lien of any judgment obtained solely pursuant to this paragraph all improved real estate in any area identified by the Federal Emergency Management Agency as having special flood hazards if the community in which such area is located is participating in the National Flood Insurance Program. Any such exclusion shall not affect any lien upon property not so excluded.

         15. Guaranties Address. Guarantor warrants and represents that the address set forth below is Guarantor's correct mailing address and agrees immediately to notify Bank in the event of any change therein.

         16. Miscellaneous. (a) No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by each Guarantor and Bank, and no waiver of any provisions of this Guaranty, and no waiver or consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, (b) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction, (c) The obligations of each Guarantor hereunder shall not be subject to any counterclaim, setoff, deduction or defense based upon any

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related or unrelated claim which such Guarantor may now or hereafter have against Bank or any Obligor, except payment of the Obligations, and shall not be affected by any change in Obligor's legal status or ownership or by any change in corporate, partnership or other organizational structure applicable to Obligor, (d) This Guaranty shall (i) be binding on each Guarantor and its personal representatives, estate, heirs, successors and assigns, and (ii) inure, together with all rights and remedies of Bank hereunder, to the benefit of the Bank and its successors, transferees and assigns. Notwithstanding the foregoing clause (i), none of the rights or obligations of any Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Bank,
(e) This Guaranty shall be governed by and construed in accordance with the internal laws, and not the law of conflicts, of the Commonwealth of Pennsylvania.

         17. CONSENT TO JURISDICTION AND VENUE. IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE RELATIONSHIP EVIDENCED HEREBY, EACH UNDERSIGNED PARTY HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN ANY COUNTY IN THE COMMONWEALTH OF PENNSYLVANIA WHERE BANK MAINTAINS AN OFFICE AND AGREES NOT TO RAISE ANY OBJECTION TO SUCH JURISDICTION OR TO THE LAYING OR MAINTAINING OF THE VENUE OF ANY SUCH PROCEEDING IN SUCH COUNTY. EACH UNDERSIGNED PARTY AGREES THAT SERVICE OF PROCESS IN ANY SUCH PROCEEDING MAY BE DULY EFFECTED UPON IT BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO EACH UNDERSIGNED PARTY.

         18. WAIVER OF JURY TRIAL. EACH UNDERSIGNED PARTY HEREBY WAIVES, AND BANK BY ITS ACCEPTANCE HEREOF THEREBY WAIVES, TRIAL BY JURY IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE RELATIONSHIP EVIDENCED HEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO ENTER INTO, ACCEPT OR RELY UPON THIS GUARANTY.

         IN WITNESS WHEREOF, each Guarantor has executed this Guaranty as of the 20th day of May, 1998.


--------------------------------------------------------------------------------

                  NAME OF CORPORATION OR PARTNERSHIP GUARANTOR


--------------------------------------------------------------------------------

                                     ADDRESS


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By:                                       By:
   --------------------------------          -----------------------------------

**See attached Rider, the terms and conditions of which are incorporated by reference.

                      INDIVIDUALS OR PROPRIETORS SIGN BELOW


/s/ Arthur W. Mullin                                    /s/ Earl M. Pollock
----------------------      -----------------------     ----------------------
WITNESS                     ADDRESS OF GUARANTOR        SIGNATURE OF GUARANTOR


/s/ Arthur W. Mullin                                    /s/ Dorothy S. Pollock
----------------------      -----------------------     ----------------------
WITNESS                     ADDRESS OF GUARANTOR        SIGNATURE OF GUARANTOR



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                     RIDER TO GUARANTY FROM EARL M. POLLOCK
               AND DOROTHY S. POLLOCK TO FIRST UNION NATIONAL BANK
                 DATED MAY 20, 1998 RELATIVE TO THE OBLIGATIONS
                         OF NUCLEAR RESEARCH CORPORATION

         This Rider to Guaranty Agreement is executed in connection with, to be appended to and deemed incorporated by reference in the above-referenced Guaranty Agreement, to which this Rider is attached.

Definitions. As used in this Guaranty Agreement, the following defined terms shall have the following meaning:

Eligible Receivables, Eligible Inventory, Line-of Credit Principal Balance, Liquid Collateral, Liquid Collateral Shortfall and Beginning Measurement Date all have the meaning given to those terms in a First Amendment to Line of Credit Agreement dated May 20, 1998 between the Obligor and the Bank (the "Loan Agreement").

Collateral Deterioration means the increase (if any) in the amount of the Liquid Collateral Shortfall from the Beginning Measurement Date to the Collateral Deterioration Measurement Date. The amount of any such Collateral Deterioration shall be determined initially from the borrowing base certification attached as Exhibit "A" to the Loan Agreement and prepared from the books and records of the Obligor as regularly kept in the ordinary course of its business and as reflected on the borrowing base certifications from time to time submitted by the Obligor to the Bank, all of which shall be maintained in accordance with generally accepted accounting principles, consistently applied; provided, however, that the Bank shall maintain the right to audit, inspect and verify the books and records of the Obligor to determine whether, using the same definitions, valuations and procedures used in preparing the borrowing base certification attached as Exhibit "A" to the Loan Agreement, the Borrowing Base Certification accurately reflects the amount of Liquid Collateral.

Collateral Deterioration Measurement Date means the earlier of the date on which the principal balance of Line of Credit Loans under the Loan Agreement is reduced to Five Million Five Hundred Thousand Dollars ($5,500,000.00), or the date on which the Collateral Deterioration equals or exceeds Eight Hundred Thousand Dollars ($800,000.00); provided, however, that if neither of the foregoing events occurs at any time after the Bank has delivered to the Obligor a notice of demand for payment, the Collateral Deterioration Measurement Date shall be 120 days from the date on which such demand for payment is made (or, if such 120th date is not a business day, the next immediately following business day).

Limitation of Guarantors Liability. Notwithstanding anything to the contrary set forth in this Guaranty Agreement, it is agreed that the maximum principal amount of the indebtedness with respect to which the Guarantors shall be indebted to the Bank shall not exceed the lesser of (i) Eight Hundred Thousand Dollars ($800,000), or (ii) the amount of the Collateral Deterioration.

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By way of illustration only, if there is a Collateral Deterioration in the amount of $500,000 when comparing the amount of Liquid Collateral Shortfall on the Beginning Measurement Date to the amount of Liquid Collateral Shortfall on the Collateral Deterioration Measurement Date, the amount of the Guarantors liability under this Guaranty Agreement shall be limited to the principal sum of $500,000, together with interest accrued on the Guarantors liability from the Collateral Deterioration Measurement Date on such amount, and costs of collection as provided for above. Alternatively, if the Collateral Deterioration from the Beginning Measurement Date to the Collateral Deterioration Measurement Date is $1,500,000, then the liability of the Guarantors under this Guaranty Agreement shall only be $800,000, together with interest accrued on the Guarantors liability from the Collateral Deterioration Measurement Date on such amount, and costs of collection as provided for above. By way of third example, if there is no Collateral Deterioration when comparing the amount of Liquid Collateral Shortfall on the Beginning Measurement Date to the amount of Liquid Collateral Shortfall on the Collateral Deterioration Measurement Date, then the Guarantors shall have no liability of any nature under this Guaranty Agreement. In all instances, the final determination of whether a Collateral Deterioration has occurred shall be subject to the right of the Bank to audit, inspect and verify the books and records of the Obligor as provided for above and, if the Bank and the Guarantors cannot agree upon the amount or existence of any Collateral Deterioration, such disagreement shall be resolved by a court of competent jurisdiction located within the territory referred to in paragraph 17 of the Guaranty Agreement.


/s/ Arthur W. Mullin                           /s/ Earl M. Pollock
------------------------------                 ------------------------
WITNESS                                        Earl M. Pollock



/s/ Arthur W. Mullin                           /s/ Dorothy S. Pollock
------------------------------                 ------------------------
WITNESS                                        Dorothy S. Pollock


         The above modifications to the Guaranty Agreement to which this Rider is attached are acknowledged and agreed to this 20th day of May, 1998 by the Bank.

                                        FIRST UNION NATIONAL BANK



                                        By: /s/ Marybeth C. Ettore
                                            ------------------------
                                                 Marybeth C. Ettore,
                                                 Vice President



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